ALLIANCE ALL-MARKET ADVANTAGE FUND


ANNUAL REPORT
SEPTEMBER 30, 1996




LETTER TO SHAREHOLDERS                 ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

October 31, 1996

Dear Shareholder:

We are pleased to provide the annual report for the Alliance All-Market Advantage Fund, a closed-end fund trading under the New York Stock Exchange symbol "AMO." Your Fund's investment objective is to seek long-term growth of capital through all market conditions. AMO invests a majority of its total assets in a core portfolio of equity securities of large, intensely researched, high quality companies that we believe are likely to achieve superior earnings growth. The core portfolio will typically consist of the equity securities of the 25 companies that are the most highly regarded at any point in time. The balance of the portfolio may be invested in equity securities of other domestic and foreign companies that we believe have exceptional growth potential.

FUND PERFORMANCE
The following pages include information that covers the fiscal year from October 1, 1995 through September 30, 1996. In accordance with the Fund's policy of distributing 2% of net asset value quarterly, distributions of $0.4756, $0.4360, $0.4524, and $0.4514 per share were paid to shareholders of record as of December 31, 1995, March 31, 1996, June 30, 1996, and September 30, 1996, respectively. In accordance with federal tax requirements, the Fund made an additional distribution of $1.155 per share in January 1996.

The table below shows how the Fund performed on a net asset value basis during the periods ended September 30, 1996. For comparison, we've shown returns for the S&P 500 Stock Index, a measure of the overall U.S. stock market, and the Russell 1000 Growth Index, which tracks performance of growth-oriented, large-cap U.S. stocks.

                                             TOTAL RETURN
                                    PERIODS ENDED SEPTEMBER 30, 1996
                                    6-MONTH PERIOD   12-MONTH PERIOD
                                    --------------   ---------------
ALLIANCE ALL-MARKET ADVANTAGE FUND       2.60%             8.10%
S&P 500 STOCK INDEX                      7.71%            20.32%
RUSSELL 1000 GROWTH INDEX               10.19%            21.40%


THE YEAR IN REVIEW
During the past year, the U.S. financial markets were dominated by a strong domestic equity market. Unfortunately, several of the Fund's largest holdings did not participate with the market. Specifically, Philip Morris, the Fund's largest holding for most of the year, was negatively impacted by increased litigation concerns even though the underlying fundamentals remained strong. At current prices, we believe Philip Morris is one of the most undervalued large-cap stocks available. Communication stocks (cellular and cable) also negatively impacted AMO's performance. Our large holding in AirTouch Communications disappointed as investors worried about additional competition coming domestically from PCS (personal communication services) providers. However, we are maintaining our position in AirTouch because subscriber and cash flow growth, both domestically and internationally, continues to exceed expectations.

AMO benefited from its overweight positions in the technology and finance sectors, particularly from positions in Intel, Microsoft, Cisco Systems, Merrill Lynch, Fannie Mae, MBNA, and Norwest. However, holdings in Applied Materials and Hewlett-Packard suffered due to slowing demand and slower product transitions, offsetting gains from the Fund's stronger performers.

Pharmaceutical holdings Merck and Pfizer significantly outperformed the market due to strong sales and new product introductions. Our recently-eliminated position in United Healthcare negatively impacted the Fund when the company announced disappointing earnings due to increased margin pressures.

Stock selections in the consumer products and services sector also detracted from performance. Gains in Gillette were more than offset by our losses in Philip Morris and PepsiCo. Holdings in Northwest and United Airlines suffered as earnings were affected by rising fuel prices, reinstatement of the excise tax, and the dollar's rise against the Japanese yen. However, due to improvement in the underlying fundamentals, we have recently added to these airline positions.

The estimated earnings growth for the companies in the portfolio continues to be more than twice the market's average growth rate while valuations of portfolio hold ings are slightly below the market's average valuation. This is consistent with our investment objective of buying future growth stocks at reasonable valuations.


1



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

MARKET ENVIRONMENT AND OUTLOOK
As we have stated before, U.S. corporations have experienced robust operating earnings and cash flow while the economic backdrop remains one of moderate growth and moderate inflation. The position of U.S. companies in the world economy is strong, underpinned by technology leadership and many years of corporate cost cutting. Finally, there is nothing in the fiscal or monetary policy arenas to cause significant concern. By our calculation, the price-to-earnings ratio for the market is in the mid-range for normal market environments. While some increase in this ratio is possible, we expect consistent, moderately-rising corporate earnings to result in higher equity prices. We believe that well-chosen growth equities can still provide a comfortable average annual return in excess of the 7% yield of long U.S. Treasury bonds.

Our bullishness does not ignore the potential for interim volatility, nor the possibility of a major market shock due to unforeseen developments. However, there is a trade-off between pursuing high returns and positioning the Fund to weather market corrections.

For this reason, as noted in our last few letters, we have sought holdings with reasonable valuations and have substantially increased diversification. We see nothing inconsistent in being bullish and yet acting with this extra degree of caution which we recognize might lead to modest underperformance in the current bull market. Admittedly, this "insurance" is unlikely to allow the portfolio to escape a downturn unscathed, but it will help dampen the effects of a market decline.

We appreciate your investment in the Alliance All-Market Advantage Fund and look forward to reporting further developments in the future.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Senior Vice President


Michael J. Reilly
Vice President and Portfolio Manager


2



TEN LARGEST HOLDINGS*
SEPTEMBER 30, 1996                     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

COMPANY                                           VALUE      PERCENTOFNETASSETS
-------------------------------------------------------------------------------
Intel Corp. (a)                               $ 2,919,012            5.2%
Federal National Mortgage Association (a)       2,727,787            4.9
Cisco Systems, Inc.                             2,538,356            4.6
Philip Morris Cos., Inc. (a)                    2,426,400            4.4
Compaq Computer Corp.                           1,891,688            3.4
Northwest Airlines, Inc.                        1,846,575            3.3
Merrill Lynch & Co., Inc. (a)                   1,810,000            3.3
Microsoft Corp.                                 1,727,562            3.1
Columbia/HCA Healthcare Corp.                   1,677,812            3.0
Walt Disney Co. (a)                             1,647,438            3.0
                                              $21,212,630           38.2%


*    Excludes short-term obligations.
(a)  Adjusted for market value of call options purchased.


3



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

                                                 SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHERINVESTMENTS-81.1%
TECHNOLOGY-25.5%
COMMUNICATION EQUIPMENT-4.9%
Cisco Systems, Inc. (a)(b)                       40,900       $2,538,356
Lucent Technologies, Inc.                         3,600          165,150
                                                             ------------
                                                               2,703,506

COMPUTER HARDWARE-5.6%
BMC Industries, Inc.                             20,000          572,500
Compaq Computer Corp. (a)(b)                     29,500        1,891,688
Hewlett-Packard Co.                              12,800          624,000
                                                             ------------
                                                               3,088,188

COMPUTER SOFTWARE & SERVICES-10.6%
Electronic Data Systems Corp.                     9,000          552,375
First Data Corp.                                 12,500        1,020,313
Microsoft Corp. (a)                              13,100        1,727,562
Oracle Corp. (a)                                 18,000          766,125
Sterling Software, Inc. (a)(b)                    5,000          381,875
3Com Corp. (a)                                   24,400        1,465,525
                                                             ------------
                                                               5,913,775

SEMI-CONDUCTORS & EQUIPMENT-4.4%
Altera Corp. (a)                                 15,000          759,375
Intel Corp. (b)                                  11,000        1,049,812
Novellus Systems, Inc. (a)                       15,000          639,375
                                                             ------------
                                                               2,448,562
                                                             ------------
                                                              14,154,031

CONSUMER PRODUCTS & SERVICES-22.6%
AIRLINES-5.0%
Northwest Airlines, Inc. (a)                     52,200        1,846,575
UAL Corp. (a)                                    20,000          940,000
                                                             ------------
                                                               2,786,575

APPAREL-0.9%
Nike, Inc. Cl. B                                  4,000          486,000

AUTOMOBILES-1.9%
Chrysler Corp.                                   10,000          286,250
General Motors Corp.                             15,900          763,200
                                                             ------------
                                                               1,049,450

BEVERAGES - SOFT DRINKS-0.1%
PepsiCo, Inc.                                     3,000           84,750

BROADCASTING & CABLE-3.0%
AirTouch Communications, Inc. (a)                47,000        1,298,375
Cox Communications, Inc. C1.A (a)(b)             21,000          385,875
                                                             ------------
                                                               1,684,250

COSMETICS & TOILETRIES-0.8%
Gillette Co.                                      5,900          425,538

ENTERTAINMENT-2.1%
Walt Disney Co.                                  18,500        1,172,438

FOOD PROCESSING-1.8%
Campbell Soup Co.                                 5,000          390,000
Wrigley (WM) Jr Co.                              10,000          602,500
                                                             ------------
                                                                 992,500

RESTAURANTS-0.3%
McDonald's Corp. (b)                              3,100          146,863

RETAILING-4.9%
Federated Department Stores, Inc. (a)            24,000          804,000
Home Depot, Inc.                                 21,700        1,234,187
Sears, Roebuck and Co.                            5,000          223,750
Wal-Mart Stores, Inc.                            17,900          472,113
                                                             ------------
                                                               2,734,050

TOBACCO-1.8%
Philip Morris Cos., Inc.                         11,000          987,250
                                                             ------------
                                                              12,549,664

FINANCE-21.3%
BANKING - REGIONAL-5.7%
Chase Manhattan Corp.                             4,160          333,320
First Union Corp.                                18,000        1,201,500
NationsBank Corp. (b)                            12,000        1,042,500


4



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

                                                 SHARES          VALUE
-------------------------------------------------------------------------
Norwest Corp.                                     8,000       $  327,000
Wells Fargo & Co.                                 1,000          260,000
                                                             ------------
                                                               3,164,320

FINANCIAL SERVICES - DIVERSIFIED-2.6%
Merrill Lynch & Co., Inc.                        22,000        1,443,750

INSURANCE-2.2%
Travelers Group, Inc.                            17,450          857,231
  Warrants expiring 7/31/98 (a)                  11,000          401,500
                                                             ------------
                                                               1,258,731

MORTGAGE BANKING-6.8%
Federal National Mortgage Association            73,700        2,570,287
Green Tree Financial Corp.                       30,400        1,193,200
                                                             ------------
                                                               3,763,487

MISCELLANEOUS-4.0%
Household International, Inc.                     7,700          633,325
MBNA Corp. (b)                                   45,900        1,595,025
                                                             ------------
                                                               2,228,350
                                                             ------------
                                                              11,858,638

HEALTHCARE-11.7%
BIOTECHNOLOGY-0.7%
Amgen, Inc. (a)(b)                                6,000          378,750

MEDICAL SERVICES-3.5%
Columbia/HCA Healthcare Corp. (b)                29,500        1,677,812
Oxford Health Plans, Inc. (a)                     6,000          298,500
                                                             ------------
                                                               1,976,312

MEDICAL PRODUCTS-2.1%
Johnson & Johnson                                 6,000          307,500
Medtronic, Inc.                                  13,500          865,688
                                                             ------------
                                                               1,173,188

PHARMACEUTICALS-5.4%
Abbott Laboratories                              13,100          645,175
Merck & Co., Inc.                                13,000          914,875
Pharmacia & Upjohn, Inc.                          4,000          165,000
Pfizer, Inc.                                     16,000        1,266,000
                                                             ------------
                                                               2,991,050
                                                             ------------
                                                               6,519,300


                                                CONTRACTS        VALUE
-------------------------------------------------------------------------
Total Common Stocks
  (cost $40,264,878)                                         $45,081,633

CALL OPTIONS PURCHASED-23.3% (A)
Amgen, Inc.
  expiring Jan '97 @ $27.50                         290        1,058,500
Chase Manhattan Corp.
  expiring Jan '98 @ $40                            110          479,875
Citicorp
  expiring Jan '97 @ $40                             65          328,656
Federal National Mortgage Association
  expiring Jan '98 @ $20                            100          157,500
First Chicago NBD Corp.
  expiring Jan '98 @ $25                            100          207,500
Ford Motor Co.
  expiring Jan '97 @ $35                            200           10,000
General Electric Co.
  expiring Jan '97 @ $40                            130          671,125
  expiring Jan '98 @ $50                            100          431,250
General Motors Corp.
  expiring Jan '97 @ $55                            150           10,313
Gillette Co.
  expiring Jan '97 @ $35                             90          335,813
Hewlett-Packard Co.
  expiring Jan '97 @$22.50                          125          326,562
  expiring Jan '98 @ $30                            260          565,500
Intel Corp.
  expiring Jan '97 @ $32.50                         248        1,571,700
  expiring Jan '98 @ $40                             50          297,500
Marriott International, Inc.
  expiring Jan '97 @ $20                            120          424,500
McDonald's Corp.
  expiring Jan '97 @ $30                            185          329,531
  expiring Jan '98 @ $30                            140          277,375
Merck & Co., Inc.
  expiring Jan '97 @ $40                            160          492,000
Merrill Lynch & Co., Inc.
  expiring Jan '98 @ $30                            100          366,250
Monsanto Co.
  expiring Jan '97 @ $20                            300          502,500


5



PORTFOLIO OF INVESTMENTS (CONTINUED)   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

                                                CONTRACTS        VALUE
-------------------------------------------------------------------------
NationsBank Corp.
  expiring Jan '97 @ $45                             75       $  316,875
Norwest Corp.
  expiring Jan '97 @ $30                            210          238,875
PepsiCo., Inc.
  expiring Jan '97 @ $17.50                         150          165,000
  expiring Jan '98 @ $17.50                         510          612,000
Pharmacia & Upjohn, Inc.
  expiring Jan '98 @ $30                            100          125,000
Pfizer, Inc.
  expiring Jan '97 @ $35                             75          332,812
Philip Morris Cos., Inc.
  expiring Jan '97 @ $50                            184          742,900
  expiring Jan '97 @ $60                            115          350,750
  expiring Jan '98 @ $60                             80          256,000
  expiring Jan '98 @ $70                             40           89,500
Sears, Roebuck and Co.
  expiring Jan '97 @ $25                            100          198,750
UAL Corp.
  expiring Jan '97 @ $28.75                         100          188,750
Walt Disney Co.
  expiring Jan '97 @ $40                            200          475,000
Total Call Options Purchased
  (cost $10,543,746)                                          12,936,162

TOTAL INVESTMENTS-104.4%
  (cost $50,808,624)                                          58,017,795

CALL OPTIONS WRITTEN-(0.4%) (A)
Altera Corp.
  expiring Oct '96 @ $50                             40          (13,500)
  expiring Oct '96 @ $55                             60           (8,250)
Chicago Board Options Exchange NASDAQ 100 Index
  expiring Oct '96 @ $750                            30          (29,250)


                                               CONTRACTS
                                                   OR
                                                 SHARES           VALUE
--------------------------------------------------------------------------
Intel Corp.
  expiring Oct '96 @ $100                            15      $    (2,438)
Novellus Systems, Inc.
  expiring Oct '96 @ $45                             70           (9,625)
Standard & Poor's 500 Index
  expiring Oct '96 @ $670                            30          (62,625)
  expiring Oct '96 @ $685                            75          (78,750)
Total Call Options Written
  (premiums received $207,873)                                  (204,438)

SECURITIES SOLD SHORT-(2.5%) (A)
Advanced Micro Devices, Inc.                     20,000         (295,000)
Apple Computer, Inc.                              5,000         (110,937)
Genzyme Corp. - General Division                  6,000         (153,000)
Grand Casinos, Inc.                               8,000         (118,000)
Motorola, Inc.                                   10,000         (516,250)
Nordstrom, Inc.                                   5,000         (190,000)
Total Securities Sold Short
  (proceeds $1,436,265)                                       (1,383,187)

TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN AND
  SECURITIES SOLD SHORT-101.5%
  (cost $49,164,486)                                          56,430,170
Other assets less liabilities-(1.5%)                            (847,682)

NET ASSETS-100%                                              $55,582,488


(a)  Non-income producing.

(b) Security, or portion thereof, has been segregated to collateralize short sales and options. This collateral has a total market value of approximately $4,718,671.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996                     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $50,808,624)           $58,017,795
  Receivable for investment securities sold                          1,185,473
  Dividends receivable                                                  45,239
  Deferred organization expenses and other assets                      138,309
  Total assets                                                      59,386,816

LIABILITIES
  Due to custodian                                                     380,221
  Securities sold short, at value (proceeds $1,436,265)              1,383,187
  Outstanding call options written, at value
    (premiums received $207,873)                                       204,438
  Dividend payable                                                   1,130,757
  Payable for investment securities purchased                          485,901
  Advisory fee payable                                                  54,664
  Administration fee payable                                            11,394
  Accrued expenses and other liabilities                               153,766
  Total liabilities                                                  3,804,328

NET ASSETS                                                         $55,582,488

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    25,050
  Additional paid-in capital                                        49,343,315
  Distributions in excess of net realized gain                      (1,051,561)
  Net unrealized appreciation of investments, short sales and
    options written                                                  7,265,684
                                                                   $55,582,488

NET ASSET VALUE PER SHARE (based on 2,505,000 shares outstanding)       $22.19


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996          ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                             $381,923
  Interest                                                47,652    $  429,575

EXPENSES
  Advisory fee                                           879,811
  Custodian                                              142,915
  Administration fee                                     141,825
  Audit and legal                                        124,965
  Shareholder servicing                                   56,729
  Dividends on securities sold short                      33,638
  Directors' fees and expenses                            28,999
  Transfer agency                                         24,688
  Printing                                                18,404
  Registration                                            16,210
  Amortization of organization expenses                    4,011
  Miscellaneous                                           13,253
  Total expenses before interest                       1,485,448
  Interest expense on short sales                        144,124
  Total expenses                                                     1,629,572
  Net investment loss                                               (1,199,997)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on long transactions                             7,122,169
  Net realized loss on short sale transactions                      (2,983,271)
  Net realized loss on written option transactions                    (119,440)
  Net change in unrealized appreciation of
    investments, short sales and options written                       643,212
  Net gain on investments                                            4,662,670

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $3,462,673


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

                                                      YEAR ENDED   NOV. 4,1994*
                                                       SEP. 30,         TO
                                                         1996      SEP. 30,1995
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                $(1,199,997)  $  (229,164)
  Net realized gain on investment, short sale and
    option transactions                                4,019,458     7,496,386
  Net change in unrealized appreciation of
    investments, short sales and options written         643,212     6,622,472
  Net increase in net assets from operations           3,462,673    13,889,694

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on
    investments                                       (7,440,855)   (3,697,389)

COMMON STOCK TRANSACTIONS
  Net proceeds from sale of shares of common stock            -0-   50,000,000
  Offering costs charged to additional paid-in
    capital                                                   -0-     (731,635)
  Total increase (decrease)                           (3,978,182)   59,460,670

NET ASSETS
  Beginning of period                                 59,560,670       100,000
  End of period                                      $55,582,488   $59,560,670


*  Commencement of operations.
   See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996                     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities including securities sold short traded on a national securities exchange are valued at the closing price on such exchange on the day of valuation or, if no such closing price is available, at the mean of the bid and asked price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Options are valued at market value or fair value, if no market exists, using methods determined by the Board of Directors. Securities for which market quotations are not readily available and illiquid securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1996, (1,199,997) was reclassified from net investment income to distribution in excess of net realized gain.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser"), a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. The Basic Fee, as adjusted, will range between 1.20% and 1.80% annualized of the Fund's average net assets. The Basic Fee as adjusted amounted to 1.61% of the Fund's average net assets including the performance fee of .30% of the Fund's average net assets for the initial period ending October 31, 1995.

Under the terms of the Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.


10



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

During the year ended September 30, 1996, the Fund entered into a Shareholder Inquiry Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS$1,254 during the year ended September 30, 1996 relating to shareholder servicing costs. Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid for the year ended September 30, 1996 on investment transactions amounted to $195,295, none of which was paid to affiliated brokers.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. Government securities) aggregated $100,760,138 and $105,624,691, respectively, for the year ended September 30, 1996.

At September 30, 1996, the cost of investments for federal income tax purposes was $50,919,267. Accordingly, gross unrealized appreciation of investments was $8,356,293 and gross unrealized depreciation of investments was $1,257,765 resulting in net unrealized appreciation of $7,098,528.

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended September 30, 1996 were as follows:

                                                        NUMBER        PREMIUMS
                                                     OF CONTRACTS     RECEIVED
                                                     ------------   -----------
Options outstanding at beginning of period                 370      $   73,205
Options written                                         10,741       6,363,771
Options terminated in closing purchase transactions     (9,551)     (5,967,882)
Options expired                                         (1,240)       (261,221)
Options outstanding at September 30, 1996                  320      $  207,873


2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at


11



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be partially secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 8.25% to the prospective brokers on the market value of the short sales.

NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 2,505,000 shares outstanding at September 30, 1996, the Investment Adviser owned 5,000 shares. In addition to the shares issued to the Investment Adviser, an initial public offering of the Fund's shares during the fiscal period ended September 30, 1995 resulted in the issuance of 2,500,000 shares of the Fund's common stock for net proceeds of $50,000,000.


12



FINANCIAL HIGHLIGHTS                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                     YEAR ENDED   NOV. 4, 1994*
                                                       SEP. 30,    TO SEP. 30,
                                                         1996         1995
                                                     ----------   -------------
Net asset value, beginning of period                    $23.78      $19.70#

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                       (.48)       (.09)
Net realized and unrealized gain on investments           1.86        5.65
Net increase in net asset value from operations           1.38        5.56

LESS: DISTRIBUTIONS
Distributions from net realized gains                    (2.97)      (1.48)
Total distributions                                      (2.97)      (1.48)
Net asset value, end of period                          $22.19      $23.78
Market value, end of period                             $19.00      $19.50

TOTAL RETURN
Total investment return based on: (a)
  Market value                                           13.26%       5.46%
  Net asset value                                         8.10%      28.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $55,582     $59,561
Ratio of expenses to average net assets                   2.87%       2.00%(b)
Ratio of expenses to average net assets excluding
   interest expense                                       2.62%       2.00%(b)
Ratio of net investment loss to average net assets       (2.11)%      (.48)%(b)
Portfolio turnover rate                                    199%        140%
Average commission rate paid (c)                        $.0616           -


*   Commencement of operations.

#   Net of offering costs of $.30.

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(b) Annualized.

(c) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


13



REPORT OF INDEPENDENT ACCOUNTANTS      ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 4, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
November 14, 1996



1996 FEDERAL TAX NOTICE (UNAUDITED)
_______________________________________________________________________________

For the year ended September 30, 1996, the Fund paid to shareholders $2.97 of which $0.782 per share has been designated as long term capital gain dividends for federal income tax purposes.


14



ADDITIONAL INFORMATION                 ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the Dividend Shares"). Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary enrollment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at the Bank of New York, 101 Barclay Street, New York, NY 10286.

Since the filing of the most recent amendments to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Alfred Harrison, the Senior Vice President of the Fund.


15



                                       ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)

WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
ALFRED HARRISON, SENIOR VICE PRESIDENT
PETER W. ADAMS, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
JACK KOLTES, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT

ERIC PERKINS, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
THE BANK OF NEW YORK
101 Barclay Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16



ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
Summary of General Information

INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as other newspapers ina table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.
Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.
A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling 1-800-432-8224.


ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AMAAR